Exhibit 10.4

AMENDMENT NUMBER SEVEN

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of March 3, 2017,

by and among

CITIBANK, N.A.

PENNYMAC CORP.;

PENNYMAC OPERATING PARTNERSHIP, L.P.

and

PENNYMAC LOAN SERVICES, LLC,

This AMENDMENT NUMBER SEVEN (this “Amendment Number Seven”) is made this 7th day of June, 2019, by and among CITIBANK, N.A. as buyer and agent (“Buyer” and “Agent,” as the case may be), PENNYMAC CORP., a Delaware corporation, as seller, PennyMac Operating Partnership, L.P., a Delaware limited partnership (“POP” and together with PennyMac Corp., a “Seller” and jointly and severally, the “Sellers”), and PENNYMAC LOAN SERVICES, LLC (“Servicer”) to the Amended and Restated Master Repurchase Agreement, dated as of March 3, 2017, by and among Buyer, PennyMac Corp. and Servicer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Sellers and Servicer represent to Buyer that Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments.  Effective as of June 7, 2019 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean August 6, 2019, or such earlier date on which

Section 2.Effectiveness.  This Amendment Number Seven shall become effective as of the date that the Buyer shall have received:

(a)counterparts of this Amendment Number Seven duly executed by each of the parties hereto; and

(b)counterparts of that certain Amendment Number One to the Second Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

Section 3.Fees and Expenses.  Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Seven (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 4.Representations.  Sellers and Servicer hereby represent to Buyer and Agent that as of the date hereof, Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 5.Binding Effect; Governing Law.  This Amendment Number Seven shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER SEVEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 6.Counterparts.  This Amendment Number Seven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Seven need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, NA

PENNYMAC CORP.,
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P. (Seller)

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Address for Notices:

3043 Townsgate Road
Westlake Village, California 91361
Attention: Pamela Marsh/Richard Hetzel
Phone Number: (805) 330-6059/(805) 254-6088
E-mail: pamela.marsh@pnmac.com;
richard.hetzel@pnmac.com

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer